Exhibit 32.1





       Bio-Rad Laboratories, Inc.,

       CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

       We, Norman Schwartz and Christine A. Tsingos, of Bio-Rad
       Laboratories, Inc. (the "Registrant"), do hereby certify in accordance with 18 U.S.C. Section 1350, as adopted pursuant to
       Section 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

            1. the Quarterly Report on Form 10-Q of the Registrant, to which this certificate is attached as an exhibit (the "Report"), fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

            2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.





       Dated:   November 13, 2003            /s/ Norman Schwartz
                                             Norman Schwartz
                                             Chief Executive Officer

       Dated:   November 13, 2003            /s/ Christine A. Tsingos
                                             Christine A. Tsingos
                                             Vice President,
                                             Chief Financial Officer


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